--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 03/25/2003 15:59:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement  Date:  4/30/2003  WHOLE 15 year WAC: 5.51 WAM: 178.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G2BBG Bond Name: A8

    Months         PSA      PSA      PSA      PSA      PSA
      360          100      100      300      400      500

     Date          A8       A8       A8       A8       A8
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004    93.34    93.34    89.72    87.90    86.07
     4/25/2005    84.24    84.24    73.08    67.69    62.44
     4/25/2006    73.85    73.85    54.58    46.02    38.15
     4/25/2007    64.04    64.04    39.70    29.93    21.57
     4/25/2008    54.87    54.87    27.98    18.27    10.57
     4/25/2009    46.33    46.33    18.89    10.02     3.52
     4/25/2010    38.36    38.36    11.84     4.18     0.00
     4/25/2011    30.94    30.94     6.41     0.10     0.00
     4/25/2012    24.01    24.01     2.26     0.00     0.00
     4/25/2013    17.55    17.55     0.00     0.00     0.00
     4/25/2014    11.51    11.51     0.00     0.00     0.00
     4/25/2015     5.87     5.87     0.00     0.00     0.00
     4/25/2016     0.59     0.59     0.00     0.00     0.00
     6/25/2016     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)     5.98     5.98     3.77     3.16     2.74

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 03/25/2003 15:59:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 15 year WAC: 5.51 WAM: 178.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G2BBG Bond Name: A13

    Months         PSA      PSA      PSA      PSA      PSA
      360          100      100      300      400      500

     Date          A13      A13      A13      A13      A13
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00   100.00
     4/25/2010   100.00   100.00   100.00   100.00    87.79
     4/25/2011   100.00   100.00   100.00   100.00    53.39
     4/25/2012   100.00   100.00   100.00    66.91    32.19
     4/25/2013   100.00   100.00    88.97    43.25    19.16
     4/25/2014   100.00   100.00    59.41    26.77    10.92
     4/25/2015   100.00   100.00    36.98    15.44     5.80
     4/25/2016   100.00   100.00    20.15     7.80     2.70
     4/25/2017    47.05    47.05     7.72     2.77     0.88
     2/25/2018     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    13.98    13.98    11.67    10.13     8.67

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 03/25/2003 15:59:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 15 year WAC: 5.51 WAM: 178.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G2BBG Bond Name: A16

    Months         PSA      PSA      PSA      PSA      PSA
      360          100      100      300      400      500

     Date          A16      A16      A16      A16      A16
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004    93.01    93.01    89.20    87.28    85.36
     4/25/2005    83.44    83.44    71.71    66.05    60.53
     4/25/2006    72.52    72.52    52.28    43.28    35.01
     4/25/2007    62.21    62.21    36.64    26.37    17.59
     4/25/2008    52.57    52.57    24.32    14.12     6.03
     4/25/2009    43.60    43.60    14.78     5.45     0.00
     4/25/2010    35.23    35.23     7.36     0.00     0.00
     4/25/2011    27.43    27.43     1.66     0.00     0.00
     4/25/2012    20.16    20.16     0.00     0.00     0.00
     4/25/2013    13.37    13.37     0.00     0.00     0.00
     4/25/2014     7.02     7.02     0.00     0.00     0.00
     4/25/2015     1.09     1.09     0.00     0.00     0.00
     7/25/2015     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)     5.64     5.64     3.50     2.95     2.57

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 03/25/2003 15:59:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003  WHOLE 15 year WAC: 5.51 WAM: 178.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G2BBG Bond Name: A21

    Months         PSA      PSA      PSA      PSA      PSA
      360          100      100      300      400      500

     Date          A21      A21      A21      A21      A21
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00    89.93
     4/25/2010   100.00   100.00   100.00    94.96    55.24
     4/25/2011   100.00   100.00   100.00    63.71    33.60
     4/25/2012   100.00   100.00    80.27    42.10    20.26
     4/25/2013   100.00   100.00    55.98    27.21    12.06
     4/25/2014   100.00   100.00    37.38    16.84     6.87
     4/25/2015   100.00   100.00    23.27     9.72     3.65
     4/25/2016    67.43    67.43    12.68     4.91     1.70
     4/25/2017    29.60    29.60     4.86     1.74     0.56
     2/25/2018     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    13.50    13.50    10.68     9.13     7.77

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 03/25/2003 15:59:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 15 year WAC: 5.51 WAM: 178.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G2BBG Bond Name: A6

    Months         PSA      PSA      PSA      PSA      PSA
      360          100      100      300      400      500

     Date          A6       A6       A6       A6       A6
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004    93.85    93.85    90.50    88.81    87.12
     4/25/2005    85.44    85.44    75.12    70.14    65.29
     4/25/2006    75.83    75.83    58.02    50.11    42.84
     4/25/2007    66.76    66.76    44.28    35.24    27.52
     4/25/2008    58.29    58.29    33.44    24.46    17.35
     4/25/2009    50.40    50.40    25.04    16.84    10.83
     4/25/2010    43.03    43.03    18.52    11.44     6.65
     4/25/2011    36.17    36.17    13.51     7.68     4.05
     4/25/2012    29.77    29.77     9.67     5.07     2.44
     4/25/2013    23.80    23.80     6.74     3.28     1.45
     4/25/2014    18.22    18.22     4.50     2.03     0.83
     4/25/2015    13.00    13.00     2.80     1.17     0.44
     4/25/2016     8.12     8.12     1.53     0.59     0.20
     4/25/2017     3.57     3.57     0.59     0.21     0.07
     2/25/2018     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)     6.59     6.59     4.37     3.69     3.19

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 03/25/2003 15:59:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 15 year WAC: 5.51 WAM: 178.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G2BBG Bond Name: Sub

    Months         PSA      PSA      PSA      PSA      PSA
      360          100      100      300      400      500

     Date          Sub      Sub      Sub      Sub      Sub
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004    95.52    95.52    95.52    95.52    95.52
     4/25/2005    90.78    90.78    90.78    90.78    90.78
     4/25/2006    85.77    85.77    85.77    85.77    85.77
     4/25/2007    80.48    80.48    80.48    80.48    80.48
     4/25/2008    74.90    74.90    74.90    74.90    74.90
     4/25/2009    67.73    67.73    65.03    63.58    62.06
     4/25/2010    60.10    60.10    54.66    51.86    49.01
     4/25/2011    51.83    51.83    43.44    39.40    35.46
     4/25/2012    43.22    43.22    32.48    27.73    23.37
     4/25/2013    34.55    34.55    22.65    17.92    13.91
     4/25/2014    26.45    26.45    15.13    11.09     7.93
     4/25/2015    18.87    18.87     9.42     6.40     4.21
     4/25/2016    11.79    11.79     5.13     3.23     1.96
     4/25/2017     5.18     5.18     1.97     1.15     0.64
     2/25/2018     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)     7.99     7.99     7.29     7.01     6.77

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk          Deal Summary Report               WAMU03-S3G1JV1 30 year 5.5's

Date:04/03/2003 08:52:44   CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 4/30/2003    WHOLE 30 year Pricing Speed: 300 PSA
First Pay: 5/25/2003       WAC:6.08 WAM:358.00

                                                                  Spread
Tranche                             Payment    Aver.        Tx/   Yield   Price
 Name        Balance     Coupon     Window     Life   Dur  Index  Margin    %          Description        Cap  Mult  Bal %
--------------------------------------------------------------------------------------------------------------------------
A1       145,198,000.00  5.50000   5/03-12/10   3.43        3.43                                                     72.60
A2           250,000.00  5.50000  12/10-12/10   7.65        0.00                                                      0.12
A3           250,000.00  5.50000  12/10-12/10   7.65        0.00                                                      0.12
A5           250,000.00  5.50000  12/10- 1/11   7.72        0.00                                                      0.12
A6           250,000.00  5.50000   1/11- 1/11   7.74        0.00                                                      0.12
A7           250,000.00  5.50000   1/11- 2/11   7.75        0.00                                                      0.12
A8           250,000.00  5.50000   2/11- 2/11   7.82        0.00                                                      0.12
A9           250,000.00  5.50000   2/11- 2/11   7.82        0.00                                                      0.12
A10          250,000.00  5.50000   2/11- 3/11   7.87        0.00                                                      0.12
A11          250,000.00  5.50000   3/11- 3/11   7.90        0.00                                                      0.12
A12          250,000.00  5.50000   3/11- 4/11   7.91        0.00                                                      0.12
A13          250,000.00  5.50000   4/11- 4/11   7.99        0.00                                                      0.12
A14          250,000.00  5.50000   4/11- 4/11   7.99        0.00                                                      0.12
A15          250,000.00  5.50000   4/11- 5/11   8.04        0.00                                                      0.12
A16          250,000.00  5.50000   5/11- 5/11   8.07        0.00                                                      0.12
A17          250,000.00  5.50000   5/11- 6/11   8.11        0.00                                                      0.12
A18          250,000.00  5.50000   6/11- 6/11   8.15        0.00                                                      0.12
A19          250,000.00  5.50000   6/11- 7/11   8.19        0.00                                                      0.12
A20          416,667.00  5.50000   7/11- 8/11   8.24        0.00                                                      0.21
A21        4,000,000.00  5.50000   8/11- 4/12   8.62        0.00                                                      2.00
A22        2,000,000.00  5.75000   4/12- 3/13   9.44        0.00                                                      1.00
A23        2,000,000.00  5.25000   4/12- 3/13   9.44        0.00                                                      1.00
A24        4,000,000.00  5.50000   3/13- 6/14  10.52        0.00                                                      2.00
A25        1,125,000.00  6.00000   6/14- 5/16  12.03        0.00                                                      0.56
A26        1,125,000.00  5.50000   6/14- 5/16  12.03        0.00                                                      0.56

--------------------------------------------------------------------------------------------------------------------------
Tot: 31     200,000,000  5.50000                5.58

Collateral

Type    Bal(MM)    Coup    Prepay     WAM    Age   AcrInt(M)    WAC
-----   -------   ------   -------   -----   ---   ---------   -----
WHOLE   200.000    5.500   PSA 300     358     2    886.111    6.080

# 1     200.000   5.5000             358.0   2.0    886.111

Yield Curve                                                              Indices
Yr     2.00    4.87    9.88   27.87                                         1ML
Yld   1.517   2.741   3.823   4.835                                       1.284

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk          Deal Summary Report               WAMU03-S3G1JV1 30 year 5.5's

Date:04/03/2003 08:52:44   CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 4/30/2003    WHOLE 30 year Pricing Speed: 300 PSA
First Pay: 5/25/2003       WAC:6.08 WAM:358.00

                                                                  Spread
Tranche                             Payment    Aver.        Tx/   Yield   Price
 Name        Balance     Coupon     Window     Life   Dur  Index  Margin    %          Description        Cap  Mult  Bal %
--------------------------------------------------------------------------------------------------------------------------
A27        2,250,000.00  5.25000   6/14- 5/16  12.03        0.00                                                      1.12
A28        3,000,000.00  5.50000   5/16- 4/18  13.94        0.00                                                      1.50
A29        2,000,000.00  5.50000   4/18- 3/20  15.88        0.00                                                      1.00
A30        3,235,333.00  5.50000   3/20- 2/33  20.42        0.00                                                      1.62
A4        19,400,000.00  5.50000   5/08- 2/33  10.89        9.88                                                      9.70
Sub        6,000,000.00  5.50000   5/03- 2/33  10.32       10.32                 "Sub. Bond, 3.00 percen              3.00

--------------------------------------------------------------------------------------------------------------------------
Tot: 31     200,000,000  5.50000                5.58

Collateral

Type    Bal(MM)    Coup    Prepay     WAM    Age   AcrInt(M)    WAC
-----   -------   ------   -------   -----   ---   ---------   -----
WHOLE   200.000    5.500   PSA 300     358     2    886.111    6.080

# 1     200.000   5.5000             358.0   2.0    886.111

Yield Curve                                                              Indices
Yr     2.00    4.87    9.88   27.87                                         1ML
Yld   1.517   2.741   3.823   4.835                                       1.284

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A1

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A1       A1       A1       A1       A1
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004    98.36    96.05    91.39    89.06    86.71
     4/25/2005    96.63    88.93    74.05    66.87    59.87
     4/25/2006    94.78    79.83    53.03    41.13    30.18
     4/25/2007    92.82    71.16    35.65    21.38     9.19
     4/25/2008    90.73    63.01    21.55     6.57     0.00
     4/25/2009    88.75    55.92    11.35     0.00     0.00
     4/25/2010    86.65    49.39     3.53     0.00     0.00
     4/25/2011    84.42    43.48     0.00     0.00     0.00
     4/25/2012    82.05    38.13     0.00     0.00     0.00
     4/25/2013    79.53    33.27     0.00     0.00     0.00
     4/25/2014    76.85    28.71     0.00     0.00     0.00
     4/25/2015    74.00    24.42     0.00     0.00     0.00
     4/25/2016    70.98    20.40     0.00     0.00     0.00
     4/25/2017    67.77    16.61     0.00     0.00     0.00
     4/25/2018    64.35    13.06     0.00     0.00     0.00
     4/25/2019    60.73     9.72     0.00     0.00     0.00
     4/25/2020    56.87     6.58     0.00     0.00     0.00
     4/25/2021    52.78     3.63     0.00     0.00     0.00
     4/25/2022    48.43     0.86     0.00     0.00     0.00
     4/25/2023    43.81     0.00     0.00     0.00     0.00
     4/25/2024    38.90     0.00     0.00     0.00     0.00
     4/25/2025    33.68     0.00     0.00     0.00     0.00
     4/25/2026    28.13     0.00     0.00     0.00     0.00
     4/25/2027    22.24     0.00     0.00     0.00     0.00
     4/25/2028    15.98     0.00     0.00     0.00     0.00
     4/25/2029     9.33     0.00     0.00     0.00     0.00
     4/25/2030     2.27     0.00     0.00     0.00     0.00
     8/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    17.14     7.96     3.43     2.77     2.38

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A2

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A2       A2       A2       A2       A2
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     8/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.32    19.39     7.65     5.68     4.65

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A3

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A3       A3       A3       A3       A3
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     9/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.40    19.45     7.65     5.74     4.65

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A5

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A5       A5       A5       A5       A5
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     9/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.40    19.51     7.72     5.74     4.65

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A6

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A6       A6       A6       A6       A6
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     9/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.40    19.57     7.74     5.74     4.65

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A7

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A7       A7       A7       A7       A7
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    10/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.43    19.65     7.75     5.74     4.65

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A8

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A8       A8       A8       A8       A8
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    10/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.49    19.72     7.82     5.82     4.65

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 08:54:49                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A9

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A9       A9       A9       A9       A9
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    10/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.49    19.78     7.82     5.82     4.72

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT             Date: 04/03/2003 09:17:46                 CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A26

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A26      A26      A26      A26      A26
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00    39.82
     4/25/2010   100.00   100.00   100.00   100.00     0.00
     4/25/2011   100.00   100.00   100.00    37.86     0.00
     4/25/2012   100.00   100.00   100.00     0.00     0.00
     4/25/2013   100.00   100.00   100.00     0.00     0.00
     4/25/2014   100.00   100.00   100.00     0.00     0.00
     4/25/2015   100.00   100.00    48.47     0.00     0.00
     4/25/2016   100.00   100.00     0.71     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00   100.00     0.00     0.00     0.00
     4/25/2026   100.00   100.00     0.00     0.00     0.00
     4/25/2027   100.00   100.00     0.00     0.00     0.00
     4/25/2028   100.00    64.88     0.00     0.00     0.00
     4/25/2029   100.00     7.24     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     4/25/2031   100.00     0.00     0.00     0.00     0.00
     4/25/2032    43.77     0.00     0.00     0.00     0.00
     6/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.00    25.29    12.03     7.95     5.99

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT             Date: 04/03/2003 09:17:46                 CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003  WHOLE 30 year WAC: 6.08  WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1  Bond Name: A27

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A27      A27      A27      A27      A27
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00    39.82
     4/25/2010   100.00   100.00   100.00   100.00     0.00
     4/25/2011   100.00   100.00   100.00    37.86     0.00
     4/25/2012   100.00   100.00   100.00     0.00     0.00
     4/25/2013   100.00   100.00   100.00     0.00     0.00
     4/25/2014   100.00   100.00   100.00     0.00     0.00
     4/25/2015   100.00   100.00    48.47     0.00     0.00
     4/25/2016   100.00   100.00     0.71     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00   100.00     0.00     0.00     0.00
     4/25/2026   100.00   100.00     0.00     0.00     0.00
     4/25/2027   100.00   100.00     0.00     0.00     0.00
     4/25/2028   100.00    64.88     0.00     0.00     0.00
     4/25/2029   100.00     7.24     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     4/25/2031   100.00     0.00     0.00     0.00     0.00
     4/25/2032    43.77     0.00     0.00     0.00     0.00
     6/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.00    25.29    12.03     7.95     5.99

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:17:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A28

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A28      A28      A28      A28      A28
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00   100.00
     4/25/2010   100.00   100.00   100.00   100.00     0.00
     4/25/2011   100.00   100.00   100.00   100.00     0.00
     4/25/2012   100.00   100.00   100.00    48.27     0.00
     4/25/2013   100.00   100.00   100.00     0.00     0.00
     4/25/2014   100.00   100.00   100.00     0.00     0.00
     4/25/2015   100.00   100.00   100.00     0.00     0.00
     4/25/2016   100.00   100.00   100.00     0.00     0.00
     4/25/2017   100.00   100.00    43.51     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00   100.00     0.00     0.00     0.00
     4/25/2026   100.00   100.00     0.00     0.00     0.00
     4/25/2027   100.00   100.00     0.00     0.00     0.00
     4/25/2028   100.00   100.00     0.00     0.00     0.00
     4/25/2029   100.00   100.00     0.00     0.00     0.00
     4/25/2030   100.00    29.65     0.00     0.00     0.00
     4/25/2031   100.00     0.00     0.00     0.00     0.00
     4/25/2032   100.00     0.00     0.00     0.00     0.00
     9/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.32    26.78    13.94     9.08     6.46

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:17:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A29

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A29      A29      A29      A29      A29
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00   100.00
     4/25/2010   100.00   100.00   100.00   100.00     0.43
     4/25/2011   100.00   100.00   100.00   100.00     0.00
     4/25/2012   100.00   100.00   100.00   100.00     0.00
     4/25/2013   100.00   100.00   100.00    85.94     0.00
     4/25/2014   100.00   100.00   100.00    21.44     0.00
     4/25/2015   100.00   100.00   100.00     0.00     0.00
     4/25/2016   100.00   100.00   100.00     0.00     0.00
     4/25/2017   100.00   100.00   100.00     0.00     0.00
     4/25/2018   100.00   100.00    96.00     0.00     0.00
     4/25/2019   100.00   100.00    40.54     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00   100.00     0.00     0.00     0.00
     4/25/2026   100.00   100.00     0.00     0.00     0.00
     4/25/2027   100.00   100.00     0.00     0.00     0.00
     4/25/2028   100.00   100.00     0.00     0.00     0.00
     4/25/2029   100.00   100.00     0.00     0.00     0.00
     4/25/2030   100.00   100.00     0.00     0.00     0.00
     4/25/2031   100.00    30.10     0.00     0.00     0.00
     4/25/2032   100.00     0.00     0.00     0.00     0.00
    11/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.52    27.85    15.88    10.58     6.85

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:17:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A30

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A30      A30      A30      A30      A30
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00   100.00
     4/25/2010   100.00   100.00   100.00   100.00   100.00
     4/25/2011   100.00   100.00   100.00   100.00     7.09
     4/25/2012   100.00   100.00   100.00   100.00     0.00
     4/25/2013   100.00   100.00   100.00   100.00     0.00
     4/25/2014   100.00   100.00   100.00   100.00     0.00
     4/25/2015   100.00   100.00   100.00    83.55     0.00
     4/25/2016   100.00   100.00   100.00    61.46     0.00
     4/25/2017   100.00   100.00   100.00    45.07     0.00
     4/25/2018   100.00   100.00   100.00    32.92     0.00
     4/25/2019   100.00   100.00   100.00    23.95     0.00
     4/25/2020   100.00   100.00    97.67    17.33     0.00
     4/25/2021   100.00   100.00    75.84    12.47     0.00
     4/25/2022   100.00   100.00    58.48     8.92     0.00
     4/25/2023   100.00   100.00    44.73     6.32     0.00
     4/25/2024   100.00   100.00    33.86     4.44     0.00
     4/25/2025   100.00   100.00    25.32     3.07     0.00
     4/25/2026   100.00   100.00    18.63     2.10     0.00
     4/25/2027   100.00   100.00    13.41     1.40     0.00
     4/25/2028   100.00   100.00     9.38     0.91     0.00
     4/25/2029   100.00   100.00     6.28     0.56     0.00
     4/25/2030   100.00   100.00     3.92     0.33     0.00
     4/25/2031   100.00   100.00     2.14     0.16     0.00
     4/25/2032   100.00    52.22     0.82     0.06     0.00
     2/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.73    29.07    20.42    14.59     7.53

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:17:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A4

   Months         PSA      PSA      PSA      PSA      PSA
    480            0       100      300      400      500

   Date            A4       A4       A4       A4       A4
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009    98.22    96.42    92.57    90.52    88.35
     4/25/2010    96.32    92.25    83.89    79.60    75.22
     4/25/2011    94.31    87.03    72.95    66.16    59.54
     4/25/2012    92.18    80.96    60.85    51.94    40.66
     4/25/2013    89.90    74.22    48.66    38.50    27.76
     4/25/2014    87.49    67.90    38.83    28.47    18.91
     4/25/2015    84.93    61.95    30.91    21.01    12.85
     4/25/2016    82.20    56.37    24.53    15.45     8.71
     4/25/2017    79.31    51.12    19.41    11.33     5.88
     4/25/2018    76.23    46.19    15.30     8.28     3.96
     4/25/2019    72.97    41.56    12.01     6.02     2.65
     4/25/2020    69.49    37.20     9.38     4.36     1.77
     4/25/2021    65.80    33.12     7.28     3.14     1.17
     4/25/2022    61.88    29.27     5.61     2.24     0.77
     4/25/2023    57.72    25.67     4.29     1.59     0.50
     4/25/2024    53.29    22.28     3.25     1.12     0.33
     4/25/2025    48.59    19.09     2.43     0.77     0.21
     4/25/2026    43.60    16.10     1.79     0.53     0.13
     4/25/2027    38.29    13.29     1.29     0.35     0.08
     4/25/2028    32.65    10.65     0.90     0.23     0.05
     4/25/2029    26.65     8.18     0.60     0.14     0.03
     4/25/2030    20.29     5.85     0.38     0.08     0.01
     4/25/2031    13.52     3.67     0.21     0.04     0.01
     4/25/2032     6.33     1.61     0.08     0.01        *
     2/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    20.45    15.34    10.89     9.83     9.00


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:17:46                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: Sub

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         Sub      Sub      Sub      Sub      Sub
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004    98.78    98.78    98.78    98.78    98.78
     4/25/2005    97.47    97.47    97.47    97.47    97.47
     4/25/2006    96.09    96.09    96.09    96.09    96.09
     4/25/2007    94.62    94.62    94.62    94.62    94.62
     4/25/2008    93.06    93.06    93.06    93.06    93.06
     4/25/2009    91.40    89.73    86.15    84.24    82.22
     4/25/2010    89.64    85.85    78.07    74.08    70.00
     4/25/2011    87.77    81.00    67.89    61.57    55.41
     4/25/2012    85.78    75.34    56.62    48.33    40.74
     4/25/2013    83.67    69.07    45.29    35.83    27.82
     4/25/2014    81.42    63.19    36.14    26.50    18.95
     4/25/2015    79.04    57.65    28.77    19.55    12.88
     4/25/2016    76.50    52.46    22.83    14.38     8.72
     4/25/2017    73.81    47.57    18.06    10.54     5.89
     4/25/2018    70.95    42.98    14.24     7.70     3.96
     4/25/2019    67.90    38.67    11.17     5.60     2.66
     4/25/2020    64.67    34.62     8.73     4.06     1.77
     4/25/2021    61.24    30.82     6.78     2.92     1.17
     4/25/2022    57.59    27.24     5.23     2.09     0.77
     4/25/2023    53.72    23.89     4.00     1.48     0.50
     4/25/2024    49.60    20.73     3.03     1.04     0.33
     4/25/2025    45.22    17.77     2.26     0.72     0.21
     4/25/2026    40.57    14.98     1.66     0.49     0.13
     4/25/2027    35.63    12.37     1.20     0.33     0.08
     4/25/2028    30.38     9.92     0.84     0.21     0.05
     4/25/2029    24.81     7.61     0.56     0.13     0.03
     4/25/2030    18.88     5.44     0.35     0.08     0.01
     4/25/2031    12.58     3.41     0.19     0.04     0.01
     4/25/2032     5.89     1.50     0.07     0.01        *
     2/25/2033     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    19.21    14.46    10.32     9.33     8.65

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A18

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A18      A18      A18      A18      A18
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     1/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.68    20.40     8.15     5.99     4.82

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A19

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A19      A19      A19      A19      A19
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     1/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.74    20.47     8.19     5.99     4.82

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A20

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A20      A20      A20      A20      A20
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00    89.03     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     1/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.74    20.56     8.24     6.06     4.82

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A21

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A21      A21      A21      A21      A21
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00    24.26
     4/25/2009   100.00   100.00   100.00   100.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00    64.70     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     4/25/2031    26.34     0.00     0.00     0.00     0.00
     6/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.94    21.20     8.62     6.25     4.97

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A22

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A22      A22      A22      A22      A22
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00    94.22     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00    81.36     0.00     0.00     0.00
     4/25/2026   100.00     3.07     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     4/25/2031   100.00     0.00     0.00     0.00     0.00
    10/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    28.30    22.43     9.44     6.67     5.25

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A23

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A23      A23      A23      A23      A23
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00    94.22     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00    81.36     0.00     0.00     0.00
     4/25/2026   100.00     3.07     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     4/25/2031   100.00     0.00     0.00     0.00     0.00
    10/25/2031     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    28.30    22.43     9.44     6.67     5.25

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A24

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A24      A24      A24      A24      A24
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00     0.00
     4/25/2010   100.00   100.00   100.00    73.64     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00   100.00     0.00     0.00
     4/25/2013   100.00   100.00    91.59     0.00     0.00
     4/25/2014   100.00   100.00     8.77     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00   100.00     0.00     0.00     0.00
     4/25/2026   100.00   100.00     0.00     0.00     0.00
     4/25/2027   100.00    29.55     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     4/25/2031   100.00     0.00     0.00     0.00     0.00
     2/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    28.64    23.75    10.52     7.18     5.57

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:15:09                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A25

    Months        PSA      PSA      PSA      PSA      PSA
      480          0       100      300      400      500

     Date         A25      A25      A25      A25      A25
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00   100.00
     4/25/2009   100.00   100.00   100.00   100.00    39.82
     4/25/2010   100.00   100.00   100.00   100.00     0.00
     4/25/2011   100.00   100.00   100.00    37.86     0.00
     4/25/2012   100.00   100.00   100.00     0.00     0.00
     4/25/2013   100.00   100.00   100.00     0.00     0.00
     4/25/2014   100.00   100.00   100.00     0.00     0.00
     4/25/2015   100.00   100.00    48.47     0.00     0.00
     4/25/2016   100.00   100.00     0.71     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00   100.00     0.00     0.00     0.00
     4/25/2025   100.00   100.00     0.00     0.00     0.00
     4/25/2026   100.00   100.00     0.00     0.00     0.00
     4/25/2027   100.00   100.00     0.00     0.00     0.00
     4/25/2028   100.00    64.88     0.00     0.00     0.00
     4/25/2029   100.00     7.24     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
     4/25/2031   100.00     0.00     0.00     0.00     0.00
     4/25/2032    43.77     0.00     0.00     0.00     0.00
     6/25/2032     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    29.00    25.29    12.03     7.95     5.99

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A10

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A10      A10      A10      A10      A10
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    10/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.49    19.85     7.87     5.82     4.74

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A11

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date         A11       A11      A11      A11      A11
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    11/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.54    19.91     7.90     5.82     4.74

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A12

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A12      A12      A12      A12      A12
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00     0.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    11/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.57    19.99     7.91     5.89     4.74

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A13

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A13      A13      A13      A13      A13
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00    88.09     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    11/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.57    20.06     7.99     5.90     4.74

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A14

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A14      A14      A14      A14      A14
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00     0.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    12/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.57    20.12     7.99     5.90     4.74

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A15

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A15      A15      A15      A15      A15
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00    70.23     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    12/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.65    20.19     8.04     5.90     4.77

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A16

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A16      A16      A16      A16      A16
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    12/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.65    20.26     8.07     5.97     4.82

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------------------------------------
DEC TABLES REPORT            Date: 04/03/2003 09:13:21                  CMO Desk
--------------------------------------------------------------------------------
Settlement Date: 4/30/2003 WHOLE 30 year WAC: 6.08 WAM: 358.00
Pricing Speed: 300 PSA
--------------------------------------------------------------------------------
Deal: WAMU03-S3G1JV1 Bond Name: A17

    Months         PSA      PSA      PSA      PSA      PSA
      480           0       100      300      400      500

     Date          A17      A17      A17      A17      A17
--------------   ------   ------   ------   ------   ------
     4/30/2003   100.00   100.00   100.00   100.00   100.00
     4/25/2004   100.00   100.00   100.00   100.00   100.00
     4/25/2005   100.00   100.00   100.00   100.00   100.00
     4/25/2006   100.00   100.00   100.00   100.00   100.00
     4/25/2007   100.00   100.00   100.00   100.00   100.00
     4/25/2008   100.00   100.00   100.00   100.00     0.00
     4/25/2009   100.00   100.00   100.00     0.00     0.00
     4/25/2010   100.00   100.00   100.00     0.00     0.00
     4/25/2011   100.00   100.00   100.00     0.00     0.00
     4/25/2012   100.00   100.00     0.00     0.00     0.00
     4/25/2013   100.00   100.00     0.00     0.00     0.00
     4/25/2014   100.00   100.00     0.00     0.00     0.00
     4/25/2015   100.00   100.00     0.00     0.00     0.00
     4/25/2016   100.00   100.00     0.00     0.00     0.00
     4/25/2017   100.00   100.00     0.00     0.00     0.00
     4/25/2018   100.00   100.00     0.00     0.00     0.00
     4/25/2019   100.00   100.00     0.00     0.00     0.00
     4/25/2020   100.00   100.00     0.00     0.00     0.00
     4/25/2021   100.00   100.00     0.00     0.00     0.00
     4/25/2022   100.00   100.00     0.00     0.00     0.00
     4/25/2023   100.00   100.00     0.00     0.00     0.00
     4/25/2024   100.00     0.00     0.00     0.00     0.00
     4/25/2025   100.00     0.00     0.00     0.00     0.00
     4/25/2026   100.00     0.00     0.00     0.00     0.00
     4/25/2027   100.00     0.00     0.00     0.00     0.00
     4/25/2028   100.00     0.00     0.00     0.00     0.00
     4/25/2029   100.00     0.00     0.00     0.00     0.00
     4/25/2030   100.00     0.00     0.00     0.00     0.00
    12/25/2030     0.00     0.00     0.00     0.00     0.00

Ave Life (Yrs)    27.65    20.32     8.11     5.99     4.82

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk          Deal Summary Report               WAMU03-S3G2BBG 15 year 5.0's

Date:03/25/2003 15:57:55   CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 4/30/2003    WHOLE 15 year Pricing Speed: 300 PSA
First Pay: 5/25/2003       WAC:5.51 WAM:178.00

                                                                Spread
Tranche                            Payment   Aver.        Tx/   Yield   Price
 Name       Balance     Coupon     Window    Life   Dur  Index  Margin    %          Description        Cap  Mult  Bal %
------------------------------------------------------------------------------------------------------------------------
A7       21,454,428.00  8.00000  5/03- 1/13   3.77       0.00                                                      4.29
A8       25,745,314.00  4.00000  5/03- 1/13   3.77       0.00                                                      5.15
A9       25,745,314.00  4.25000  5/03- 1/13   3.77       0.00                                                      5.15
A10      25,745,315.00  4.50000  5/03- 1/13   3.77       0.00                                                      5.15
A11      25,745,314.00  4.75000  5/03- 1/13   3.77       0.00                                                      5.15
A12      25,745,315.00  5.00000  5/03- 1/13   3.77       0.00                                                      5.15
IO1         307,969.21  5.00000  1/13- 2/18  11.67       0.00                                                      0.06
A13       6,159,384.00  5.00000  1/13- 2/18  11.67       0.00                                                      1.23
A14       6,159,384.38  4.75000  1/13- 2/18  11.67       0.00                                                      1.23
A15      20,417,571.00  8.00000  5/03- 9/11   3.50       0.00                                                      4.08
A16      24,501,085.00  4.00000  5/03- 9/11   3.50       0.00                                                      4.90
A17      24,501,086.00  4.25000  5/03- 9/11   3.50       0.00                                                      4.90
A18      24,501,086.00  4.50000  5/03- 9/11   3.50       0.00                                                      4.90
A19      24,501,086.00  4.75000  5/03- 9/11   3.50       0.00                                                      4.90
A20      24,501,086.00  5.00000  5/03- 9/11   3.50       0.00                                                      4.90
IO2         489,419.22  5.00000  9/11- 2/18  10.68       0.00                                                      0.10
A21       9,788,384.00  5.00000  9/11- 2/18  10.68       0.00                                                      1.96
A22       9,788,385.00  4.75000  9/11- 2/18  10.68       0.00                                                      1.96
A6       23,214,252.00  8.00000  5/03- 2/18   4.37       0.00                                                      4.64
A5       27,857,103.00  4.00000  5/03- 2/18   4.37       0.00                                                      5.57
A4       27,857,103.00  4.25000  5/03- 2/18   4.37       0.00                                                      5.57
A3       27,857,103.00  4.50000  5/03- 2/18   4.37       0.00                                                      5.57
A2       27,857,103.00  4.75000  5/03- 2/18   4.37       0.00                                                      5.57
A1       27,857,104.00  5.00000  5/03- 2/18   4.37       0.00                                                      5.57
Sub      12,500,694.62  5.00000  5/03- 2/18   7.29       0.00                  "Sub. Bond, 2.50 percen             2.50

------------------------------------------------------------------------------------------------------------------------

Tot: 25    500,000,000  4.99203               4.45

Collateral

Type    Bal(MM)    Coup    Prepay     WAM    Age   AcrInt(M)    WAC
-----   -------   ------   -------   -----   ---   ---------   -----
WHOLE   500.000    5.000   PSA 300     178     2    2013.889   5.510

# 1     500.000   5.0000             178.0   2.0    2013.889

Yield Curve                           Indices
-----------                           -------
Yr     1.97    4.76    9.76   28.01      1ML
Yld   1.605   2.886   4.006   4.795    1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk          Deal Summary Report               WAMU03-S3G2BBG 15 year 5.0's

Date:03/25/2003 15:57:55   CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 4/30/2003    WHOLE 15 year Pricing Speed: 300 PSA
First Pay: 5/25/2003       WAC:5.51 WAM:178.00

                                                                Spread
Tranche                            Payment   Aver.        Tx/   Yield   Price
 Name       Balance     Coupon     Window    Life   Dur  Index  Margin    %          Description        Cap  Mult  Bal %
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Tot: 25    500,000,000  4.99203               4.45

Collateral

Type    Bal(MM)   Coup     Prepay     WAM    Age   AcrInt(M)    WAC
-----   -------   ------   -------   -----   ---   ---------   -----
WHOLE   500.000    5.000   PSA 300     178     2    2013.889   5.510

# 1     500.000   5.0000             178.0   2.0    2013.889

Yield Curve                           Indices
-----------                           -------
Yr     1.97    4.76    9.76   28.01      1ML
Yld   1.605   2.886   4.006   4.795    1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

[CREDIT SUISSE | FIRST BOSTON LOGO]

                                   WAMU 03-S3

GROUP 2

Pay rules

     1. Pay 33.3333333169% first prorata to 2A7-2A12 and then prorata to A13 and A14

     2. Pay 33.3333334441% first prorata to 2A15-2A20 and then prorata to 2A21 and 2A22

     3.   Pay 33.3333332390% prorata to 2A1-2A6.

     Notes

     o    Collateral - 15 Yr Jumbo A

     o    Targeted Passthru Rate - 5.00

     o    WAC IO - No

     o    WAC PO - No

     o    Pricing Speed - 300 PSA

     o    NAS Bonds - None

     o    PO Bonds - None.

     o    PAC Bonds - None

     o    TAC Bonds - None.

     o    Z Bonds - None

     o    IO Bonds - All IO Bonds normalized to 5.0%

               o    2IO1: Formula: (12.5/500) * (2A13+2A14)

               o    2IO2: Formula: (12.5/500) * (2A21+2A22)

     o    Closing Date - Will be 4/30/2003.